SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007 (November 7, 2006)

COWEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52048	84-1702964
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1221 Avenue of the Americas New York, New York		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 562-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 7, 2006, Cowen Group, Inc., a Delaware corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2006, a copy of which is attached hereto as Exhibit 99.1.  The Company held a conference call on November 7, 2006 to discuss its financial results for the three and nine months ended September 30, 2006.  The Company was also available to answer questions during the conference call.  The transcript of the conference call is attached hereto as Exhibit 99.2

Item 9.01                                             Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Cowen Group, Inc. dated November 7, 2006.

99.2	Transcript of Conference Call on November 7, 2006, Discussing Financial Results for the three and nine months ended September 30, 2006.

The information in Exhibits 99.1 and 99.2 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2007		COWEN GROUP, INC.

/s/ Christopher A. White
	By:	Christopher A. White
	Title:	Vice President